Significant Accounting Judgments, Estimates, and Assumptions	12 Months Ended
Dec. 31, 2022
Disclosure Of Accounting Judgements And Estimates Text Block Abstract
Significant accounting judgments, estimates, and assumptions
5	Significant accounting judgments, estimates, and assumptions

The preparation of the financial statements requires Management to makes judgments estimates and assumptions that impact the reported amounts of revenues, expenses, assets and liabilities, and the disclosure of contingent liabilities at the end of the year, however, the uncertainty about these assumptions and estimates could result in substantial adjustments to the carrying amount of asset or liability impacted in future periods.

In the process of applying the Company’s accounting policies, Management has made the following judgments, which have the most significant impact on the amounts recognized in the financial statements, as disclosed in the following notes to these financial statements:

●	Impairment: Notes 7.3,11.1, 13.1 and 13.2.

●	Inventories: inventory allowance: Note 8.

●	Recoverable taxes: Expected realization of tax credits: Note 9.

●	Fair value of derivatives and other financial instruments: Measurement of fair value of derivatives: Note 15.10.

●	Provision for legal proceedings: Record of provision for claims with likelihood assessed as probable loss, estimated with a certain degree of reasonability: Note 16.

●	Leasing operations: determination of the lease term, and incremental interest rate: Note 17.

●	Income tax and social contribution: Provisions based on reasonable estimates: Note 19.

●	Share-based payments: Estimate of fair value of operations based on a valuation model: Note 20.5.